Exhibit 10.2

JOINDER AGREEMENT

July 19, 2011

J.P. MORGAN SECURITIES LLC

MACQUARIE CAPITAL (USA) INC.

c/o J.P. Morgan Securities LLC

As Representative of the several

Initial Purchasers named in Schedule 1 to the Purchase Agreement,

383 Madison Avenue

New York, New York 10179

Reference is hereby made to that purchase agreement (the “Purchase Agreement”) dated as of July 12, 2011 among Dynacast International LLC, a Delaware limited liability company (the “Company”) and Dynacast Finance Inc., a Delaware Corporation, the Parent Guarantor (as defined in the Purchase Agreement) and the Initial Purchasers relating to the issuance and sale to the Initial Purchasers of $350,000,000 aggregate principal amount of 9.25% Senior Notes due 2019 (the “Notes”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

In connection with the Acquisition, the undersigned have guaranteed the Notes. This Joinder Agreement is being executed and delivered by the undersigned on the date of the consummation of the Acquisition, after giving effect to the Acquisition.

1. Joinder. Each of the undersigned hereby acknowledges that it has received a copy of the Purchase Agreement and acknowledges and agrees with the Initial Purchasers that by its execution and delivery hereof it shall (i) join and become a party to the Purchase Agreement; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgements applicable to such party as set forth in and in accordance with the terms of the Purchase Agreement; and (iii) perform all obligations and duties as required of it in accordance with the Purchase Agreement. Each of the undersigned hereby represents and warrants that the representations and warranties set forth in the Purchase Agreement applicable to such party are true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of the date hereof (except that representations and warranties made as of a particular date were true and correct on and as of such particular date).

2. Counterparts. This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form or facsimile or “pdf” file thereof), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

3. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

4. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

5. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS JOINDER AGREEMENT, THE TERMS AND CONDITIONS SET FORTH HEREIN AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered in New York, New York, by its proper and duly authorized officer as of the date set forth above.

DYNACAST INTERNATIONAL INC., as Guarantor

By:	/s/ Simon J. Newman
Name:	Simon J. Newman
Title:	President and Chief Executive Officer

KDI ACQUISITION LLC, as Guarantor

By:	/s/ Simon J. Newman
Name:	Simon J. Newman
Title:	President and Chief Executive Officer

DYNACAST US 1 LLC, as Guarantor

By:	/s/ Simon J. Newman
Name:	Simon J. Newman
Title:	President and Chief Executive Officer

DYNACAST US HOLDINGS INC., as Guarantor

By:	/s/ Simon J. Newman
Name:	Simon J. Newman
Title:	President and Chief Executive Officer

DYNACAST INC., as Guarantor

By:	/s/ Simon J. Newman
Name:	Simon J. Newman
Title:	President and Chief Executive Officer

DYNACAST MFG INC., as Guarantor

By:	/s/ Simon J. Newman
Name:	Simon J. Newman
Title:	President and Chief Executive Officer

The foregoing Joinder Agreement is hereby confirmed and accepted by the Initial Purchasers named in Schedule 1 to the Purchase Agreement as of the date first above written.

J.P. MORGAN SECURITIES LLC,

For itself and on behalf of the several Initial Purchasers

By:	/s/ Kenneth A. Lang
Name:	Kenneth A. Lang
Title:	Managing Director